                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                        Date of Report (Date of earliest
                        event reported): August 20, 2002
                                         ---------------



                               HARRIS CORPORATION
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                                1-3863                             34-0276860
------------------------------------      ------------------------------       ------------------------------
  (State or other jurisdiction of           (Commission File Number)                 (I.R.S. Employer
          incorporation)                                                            Identification No.)



                   1025 West NASA Blvd., Melbourne, FL                         32919
         --------------------------------------------------------    --------------------------
                (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (321) 727-9100

                                    No Change
  -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)







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Items 1.-4.       Not Applicable.

Item 5.           Other Events and Regulation FD Disclosure.
                  -----------------------------------------

                  On August 20, 2002, Harris Corporation ("Harris") announced details of a private placement of $125 million of convertible debentures in a private placement to qualified institutional buyers under Rule 144A and outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended.

                   A copy of the press releases issued on August 20, 2002, are filed hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.


Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  (a)      Financial Statements.
                                    None.

                  (b)      Pro Forma Financial Information.
                                    None.

                  (c)      Exhibits.

                           The following documents are filed as Exhibits to this
                           Report:

                           99.1   Press Release dated August 20, 2002,
                                  announcing Harris' intent to offer
                                  convertible debentures in a private
                                  placement.

                           99.2   Press Release dated August 20, 2002,
                                  announcing details of the private placement by Harris of $125 million of convertible debentures.

Items 8.-9.       Not Applicable.




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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HARRIS CORPORATION


                                         By:   /s/ Bryan R. Roub
                                              ----------------------------------
                                         Name:    Bryan R. Roub
                                         Title:   Senior Vice President and
                                                  Chief Financial Officer



Date:      August 21, 2002


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                                  EXHIBIT INDEX



    Exhibit No.
     Under Reg.
   S-K, Item 601                                 Description
-------------------       -----------------------------------------------------


        99.1 Press Release dated August 20, 2002, announcing Harris' intent to offer convertible debentures in a private placement.

        99.2 Press Release dated August 20, 2002, announcing details of the private placement by Harris of $125 million of convertible debentures.